UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

NorthStar Realty Europe Corp.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-37597 (Commission File Number)	32-0468861 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K with respect to the existing GE Facility (as defined below) is incorporated by reference herein.

Item 8.01. Other Events

On December 17, 2015, certain affiliates of NorthStar Realty Europe Corp. (the “Company”) completed a refinancing (the “Refinancing”) of the Internos Portfolio, the IVG Portfolio and the Deka Portfolio (collectively, the “Refinanced Portfolios”) to reduce the overall margin rate. Prior to the Refinancing, the Company had outstanding borrowing of €200,390,470 and £26,080,076 on the Refinanced Portfolios, bearing interest at a per annum rate equal to EURIBOR plus a margin of 2.70% and UK LIBOR plus a margin of 2.70%, respectively. Immediately following the effective date of the Refinancing, the Company had outstanding borrowings of €155,325,972 and £26,080,076 on the Refinanced Portfolios, bearing interest at a per annum current weighted average rate equal to EURIBOR plus a margin of 1.76% and UK LIBOR plus a margin of 2.70%, respectively.

In connection with the Refinancing, the Company amended and restated the Company’s €200,390,470 and £26,080,076 term loan facility (the “Existing GE Facility”) with GE Real Estate Loans Limited (“GE”), on substantially the same terms as the Existing GE Facility, including the maturity date of April 2020, but separated the Existing GE Facility into three separate facilities (the “Refinanced GE Facilities”) grouped by geography. The Refinanced GE Facilities, like the Existing GE Facility, are non-recourse to the Company. Immediately following the effective date of the Refinanced GE Facilities, the Refinanced GE Facilities had outstanding borrowings of €73,824,972 and £26,080,076, bearing interest at a per annum current weighted average rate equal to EURIBOR plus a margin of 2.00% and UK LIBOR plus a margin of 2.70%, respectively.

During the Refinancing, the Company refinanced 11 properties located in Germany (the “New German Facility”), while obtaining a release of six associated properties through a partial prepayment, which were either recently sold or held-for-sale properties.  The New German Facility has a maturity date of December 2020. Immediately following the effective date of the New German Facility, the facility bore interest at a per annum rate equal to EURIBOR plus a margin of 1.55% per annum and had an outstanding principal balance of €81,501,000.  The New German Facility is non-recourse to the Company. Certain of the Refinanced Portfolios loan facilities contain provisions that provide for adjustments to the margin over the respective benchmark rates depending on specified variations in loan to value of the underlying properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Europe Corp. (Registrant)

Date: December 23, 2015	By:	/s/ Trevor K. Ross
Trevor K. Ross General Counsel and Secretary